Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jon Elliott, President, Chief Executive Officer, and Acting Chief Financial Officer of Baymark Technologies, Inc. (the "Company"), certify that:

1. The Quarterly Report on Form 10QSB of the Company for the period ended October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated:  December 15, 2005           Officer:   Jon Elliott

                                        Name:       /s/ Jon Elliott
                                                    ----------------------------
                                        Position:  President, CEO and CFO